Exhibit 32.1

CERTIFICATION OF CHIEF EXECUTIVE
AND FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of SweeGen, Inc. (the "Company") on Form 10-Q for the period ended December 31, 2014, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Steven Chen, Chief Executive and Financial Officer of the Company, certify, pursuant to 18 U.S.C. Sect. 1350, as adopted pursuant to Sect. 906 of the Sarbanes-Oxley Act of 2002, that:

(1)            The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)            The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: February 17, 2015                                                                                                  /s/ Steven Chen
Steven Chen, Chief Executive and Financial Officer
(Principal Executive, Financial and Accounting Officer)